UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2005
Alpha Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

406 West Main Street, Abingdon, Virginia	24210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	276-619-4410
Not Applicable

Former name or former address, if changed since last report
Alpha NR Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124319-17	56-2298262

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

406 West Main Street, Abingdon, Virginia	24210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	276-619-4410
n/a

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1: ACQUISITION AGREEMENT
EX-2.2: MEMBERSHIP UNIT PURCHASE AGREEMENT
EX-2.3: AGREEMENT AND PLAN OF MERGER
EX-2.4: INDEMNIFICATION AGREEMENT
EX-2.5: LETTER AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On September 23, 2005, Alpha Natural Resources, Inc. (“Alpha”) and certain of its subsidiaries entered into the following agreements providing for the acquisition of certain privately held coal reserves and operations affiliated with the Nicewonder group in southern West Virginia and southwestern Virginia (collectively, the “Acquisition Agreements”):
(1) An Acquisition Agreement (the “Acquisition Agreement”) among Alpha Natural Resources, LLC, an indirect wholly-owned subsidiary of Alpha (“ANR LLC”), Mate Creek Energy of W. Va., Inc. (“Mate Creek”), Virginia Energy Company (“Virginia Energy”), the unitholders of Powers Shop, LLC (“Powers Shop”), and the shareholders of White Flame Energy, Inc. (“White Flame Energy”), Twin Star Mining, Inc. (“Twin Star”) and Nicewonder Contracting, Inc. (“Nicewonder Contracting”), pursuant to which ANR LLC or certain of its affiliated entities will acquire certain assets of Mate Creek and Virginia Energy and all of the issued and outstanding equity interests of Powers Shop, White Flame Energy, Twin Star and Nicewonder Contracting for an aggregate purchase price of approximately $227.4 million, consisting of approximately $6.4 million in cash and short-term promissory notes in the aggregate principal amount of $221 million;
(2) A Membership Unit Purchase Agreement (the “Membership Unit Purchase Agreement”) among Premium Energy, LLC, a wholly-owned subsidiary of ANR LLC (“Premium LLC”), and the unitholders of Buchanan Energy Company, LLC (“Buchanan Energy”), pursuant to which Premium LLC will acquire all of the issued and outstanding membership units of Buchanan Energy for an aggregate purchase price of approximately $9 million in cash;
(3) An Agreement and Plan of Merger (the “Merger Agreement”) among Alpha, ANR LLC, Premium LLC, Premium Energy, Inc. (“Premium Energy”), and the shareholders of Premium Energy (the “Premium Energy Shareholders”), pursuant to which Premium Energy will merge with and into Premium LLC and the Premium Energy Shareholders will receive aggregate merger consideration of approximately $79.8 million, consisting of approximately $19.8 million in cash and shares of Alpha’s Common Stock, par value $0.01 per share (the “Common Stock”), valued in the aggregate at approximately $60 million, as further described below;
(4) An Indemnification Agreement (the “Indemnification Agreement”) among Alpha, ANR LLC, Premium LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy, pursuant to which the parties thereto have agreed to indemnify each other for certain claims that may be made under the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement; and
(5) A Letter Agreement among the parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement defining certain terms contained in such agreements.
The number of shares of Common Stock to be issued to the Premium Energy Shareholders under the Merger Agreement will be determined based on the weighted average trading price of the Common Stock during the 20-day trading period immediately prior to the closing under the Merger Agreement, subject to certain minimum and maximum amounts and accompanying rights to terminate the Merger Agreement. The parties to the Indemnification Agreement will enter into an Escrow Agreement at closing, in the form attached as an exhibit to the Indemnification Agreement, pursuant to which shares of Common Stock to be issued to the Premium Energy Shareholders valued in the aggregate at $50 million will be deposited in escrow for the purpose of satisfying certain indemnity claims Alpha and its affiliates may make under the Indemnification Agreement.
Alpha’s press release dated September 26, 2005 announcing the signing of the Acquisition Agreements is included as Exhibit 99.1 to this report (the “Press Release”). The portions of the Press Release relating to Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall they be deemed incorporated by reference into any filings made by Alpha or Alpha NR Holding, Inc. (“ANR Holding”) with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
The preceding summary of the Acquisition Agreements does not purport to be complete and is qualified in its entirety by reference to Acquisition Agreements, which are filed as Exhibits 2.1 through 2.5 to this report and incorporated herein by reference. The Acquisition Agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Alpha or ANR Holding. The Acquisition Agreements contain representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Acquisition Agreements. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Acquisition Agreements and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Acquisition Agreements, which subsequent information may or may not be fully reflected in Alpha’s and ANR Holding’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.
See Item 1.01 above, which is incorporated herein by reference, for a description of the shares of Common Stock to be issued under the Merger Agreement. Such shares will be issued in reliance on the exemption from registration contained in Rule 506 of Regulation D promulgated under the Securities Act and Section 4(2) of the Securities Act. No underwriting fees or sales commission will be paid in connection with the issuance of the shares.
Item 7.01 Regulation FD Disclosure.
The Press Release also announced certain of Alpha’s expectations for the year ended December 31, 2005. In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this report, including the related portions of the Press Release, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. In addition, such information shall not be deemed incorporated by reference into any filings made by Alpha or ANR Holding with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

2.1	Acquisition Agreement dated as of September 23, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy of W. Va., Inc., Virginia Energy Company, the unitholders of Powers Shop, LLC, and the shareholders of White Flame Energy, Inc., Twin Star Mining, Inc. and Nicewonder Contracting, Inc. (the “Acquisition Agreement”).

2.2	Membership Unit Purchase Agreement dated as of September 23, 2005 among Premium Energy, LLC and the unitholders of Buchanan Energy Company, LLC (the “Membership Unit Purchase Agreement”).

2.3	Agreement and Plan of Merger dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the shareholders of Premium Energy, Inc. (the “Premium Energy Shareholders”) (the “Merger Agreement”).

2.4	Indemnification Agreement dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy Company, LLC.

2.5	Letter Agreement dated of as September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC and the other parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement.

99.1	Alpha Natural Resources, Inc. Press Release dated September 26, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
September 26, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Alpha NR Holding, Inc.
September 26, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
2.1	Acquisition Agreement dated as of September 23, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy of W. Va., Inc., Virginia Energy Company, the unitholders of Powers Shop, LLC, and the shareholders of White Flame Energy, Inc., Twin Star Mining, Inc. and Nicewonder Contracting, Inc. (the “Acquisition Agreement”).

2.2	Membership Unit Purchase Agreement dated as of September 23, 2005 among Premium Energy, LLC and the unitholders of Buchanan Energy Company, LLC (the “Membership Unit Purchase Agreement”).

2.3	Agreement and Plan of Merger dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the shareholders of Premium Energy, Inc. (the “Premium Energy Shareholders”) (the “Merger Agreement”).

2.4	Indemnification Agreement dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unitholders of Buchanan Energy Company, LLC.

2.5	Letter Agreement dated of as September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC and the other parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement.

99.1	Alpha Natural Resources, Inc. Press Release dated September 26, 2005.